EXHIBIT 10.14

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED IN A TRANSACTION NOT INVOLVING ANY PUBLIC OFFERING AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

                          STOCK OPTION GRANT AGREEMENT

This Grant Agreement (the "Agreement") is entered into by and between EDWIN R. ADDISON ("Grantor") and ROBERT KAMINSKI ("Grantee"), effective as of January 1, 1998 (the "Grant Date").

         In consideration of the premises, mutual covenants and agreements herein, the Grantor and Grantee agree as follows:

                                    ARTICLE 1

                                 GRANT OF OPTION

         SECTION 1.1 GRANT OF OPTION. The Grantor hereby grants to Grantee a nonstatutory stock option to purchase from the Grantor, at the price of $1.00 per share (the "Exercise Price"), up to 75,000 shares of common stock of KnowledgeLink Interactive, Inc. (the "Corporation"), par value of $0.0001 per share (also referred to in this Agreement as "Stock"), subject to the provisions of this Agreement (the "Option"). The Option shall expire at 5:00 p.m. Eastern Time on the tenth anniversary of the Grant Date (the "Expiration Date"), unless fully exercised or terminated earlier pursuant to this Agreement.

                                    ARTICLE 2

                                     VESTING

         SECTION 2.1 VESTING SCHEDULE. Unless the Option has earlier terminated pursuant to the provisions of this Agreement, Grantee shall become vested in the shares subject to the Option pro rata over three years in accordance with the vesting schedule attached hereto and made a part hereof (the "Vesting Schedule"); provided, however, that Grantee must be in the continuous employ of the Corporation from the Grant Date through the applicable vesting date specified on the Vesting Schedule for vesting to occur.

         SECTION 2.2 ACCELERATION OF VESTING. Unless the Option has earlier terminated pursuant to the provisions of the Agreement, vesting of the Option granted to Grantee hereunder shall be accelerated so that the unvested portion of the Option shall become one hundred percent (100%) vested in Grantee upon a Change of Control. For purposes of this Agreement, the term "Change of Control" shall mean (i) the sale of all or substantially all of the assets of the Corporation, (ii) the sale of more than fifty percent (50%) of the outstanding capital stock of the Corporation in a non-public sale, (iii) the dissolution or liquidation of the Corporation, or
(iv) any merger, share exchange, consolidation or other reorganization or business combination of the Corporation if immediately after such transaction either (A) persons who were directors of the Corporation immediately prior to such transaction do not constitute at least a majority of the directors of the surviving entity, or (B) persons who hold a majority of the voting capital stock of the surviving entity are not persons who held a majority of the voting capital stock of the Corporation immediately prior to such transaction.

                                    ARTICLE 3

                               EXERCISE OF OPTION

         SECTION 3.1 EXERCISABILITY OF OPTION. Pursuant to the terms of the Agreement, the Option may be exercised at any time, and from time to time, with respect to the number of shares subject to the Option in which Grantee is then vested.

         SECTION 3.2 SHAREHOLDERS' AGREEMENT. The Grantor in his sole discretion may require as a condition precedent to the exercise of the Option granted pursuant to Section 1.1, that Grantee or such other person exercising the Option be, or shall execute and become, a party to a Shareholders' Agreement in substantially in the form attached hereto as Exhibit A.

         SECTION 3.3 MANNER OF EXERCISE. The Option may be exercised, in whole or in part, by delivering written notice to the Grantor in such form as the Grantor may require from time to time; provided, however, that the Option may not be exercised at any one time as to fewer than one hundred (100) shares (or such number of shares as to which the Option is then exercisable if such number of shares then exercisable is less than one hundred (100)). Such notice shall specify the number of shares of Stock subject to the Option as to which the Option is being exercised, and shall be accompanied by full payment of the Exercise Price for such shares. Payment of the Exercise Price shall be made in cash (or cash equivalents acceptable to the Grantor in the Grantor's discretion). In the Grantor's sole and absolute discretion, the Grantor may authorize payment of the Exercise Price to be made, in whole or in part, by such other means as the Grantor may prescribe. The Option may be exercised only in multiples of whole shares and no partial shares shall be issued.

         If the Stock is registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, the Grantor, subject to such limitations as he may determine, may authorize payment of the Exercise Price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions: (i) to a brokerage firm approved by the Grantor to deliver promptly to the Grantor the aggregate amount of sale or loan proceeds to pay the Exercise Price, and (ii) to the Grantor to instruct the Corporation's Transfer Agent to transfer ownership of the purchased shares and to deliver the certificates for such purchased shares directly to such brokerage firm.

         SECTION 3.4 TRANSFER OF SHARES AND PAYMENT OF CASH UPON EXERCISE. Upon exercise of the Option, in whole or in part, in accordance with the terms of this Agreement and upon payment of the Exercise Price for the shares of Stock as to which the Option is exercised and delivery of such executed Shareholders' Agreement as may be required by the Grantor pursuant to Section 3.2, the Grantor shall instruct the Corporation's Transfer Agent to transfer ownership of the purchased shares to the Grantee or such other person exercising the Option, as the case may be, and to deliver certificates therefor as soon as practicable thereafter. The stock certificates for any shares of Stock transferred hereunder shall, unless such shares are registered or an exemption from registration is available under applicable federal and state law, bear a legend restricting transferability of such shares and referencing the Shareholders' Agreement, if applicable.

                                    ARTICLE 4

                              TERMINATION OF OPTION

         SECTION 4.1 TERMINATION, IN GENERAL. The Option granted hereby shall terminate and be of no force or effect after the Expiration Date set forth in
Section 1.1, unless terminated prior to such time as provided below.

         SECTION 4.2 TERMINATION OF EMPLOYMENT FOR REASON OTHER THAN RETIREMENT, DEATH OR DISABILITY. Unless the Option has earlier terminated pursuant to the provisions of the Agreement, (i) the unvested portion of the Option shall terminate immediately upon the Grantee's termination of employment with the Corporation for any reason and (ii) the vested portion of the Option shall terminate ninety days after the date Grantee is no longer employed by the Corporation and its affiliates for any reason other than Grantee's Retirement, death or Disability. Unless sooner terminated, the Option shall terminate in its entirety upon the expiration of such ninety-day period. Notwithstanding the foregoing, the Option shall terminate in its entirety, regardless of whether the Option is vested in whole or in part, upon termination of the employment of the Grantee by the Corporation or an affiliate for "Cause."

         If Grantee is a party to a written employment agreement with the Corporation or an affiliate which contains a definition of "cause," "termination for cause" or words of similar import, whether Grantee is terminated for "Cause" pursuant to this Section 4.2 shall be determined according to the terms of and in a manner consistent with the provisions of such written employment agreement. If Grantee is not party to such a written employment agreement with the Corporation or an affiliate, then for purposes of this Section 4.2, "Cause" shall mean (i) gross negligence or willful misconduct or any substantiated act by Grantee involving dishonesty or bad faith against the Corporation or an affiliate, or any act or omission that demonstrates a lack of integrity of Grantee with respect to the Corporation or an affiliate; (ii) Grantee engaging in acts or omissions the likely consequence of which is material injury to the Corporation's or an affiliate's business, property or reputation; (iii) breach or threatened breach by Grantee of any non-competition or confidentiality agreement entered into between Grantee and the Corporation or its affiliate;
(iv) chronic use of alcohol, drugs or other similar substances affecting Grantee's work performance; or (v) Grantee being convicted of, or pleading guilty or nolo contendere to, or being indicted for a felony or other crime involving theft, fraud or moral turpitude. The good faith determination by the Grantor of whether the Grantee's employment was terminated by the Corporation or an affiliate for "Cause" shall be final and binding for all purposes hereunder.

         SECTION 4.3 TERMINATION OF EMPLOYMENT BY REASON OF RETIREMENT. Unless the Option has earlier terminated pursuant to the provisions of this Agreement, in the event that Grantee ceases, by reason of Retirement, to be an employee of the Corporation or an affiliate, (i) the unvested portion of the Option shall terminate immediately and (ii) the outstanding Option may be exercised in whole or in part with respect to the shares of Stock as to which the Option is vested as of the date of Grantee's termination of employment at any time within ninety days after such date of termination, but not later than the end of the stated term of the Option. Unless sooner terminated, the Option shall terminate in its entirety upon the expiration of such ninety-day period.

         For purposes of this Agreement, Retirement shall mean termination of employment on or after age 65 or termination of employment on or after the attainment of such younger age and satisfaction of such minimum service requirement, if any, specified by the Corporation's qualified retirement plan in effect at such time, but excluding any termination for Cause.

         SECTION 4.4 UPON GRANTEE'S DEATH. Unless the Option has earlier terminated pursuant to the provisions of this Agreement, upon Grantee's death,
(i) the unvested portion of the Option shall terminate immediately and (ii) Grantee's executor, personal representative, or the person to whom the Option shall have been transferred by will or the laws of descent and distribution, as the case may be, may exercise all or any part of the outstanding Option with respect to the shares of Stock as to which the Option is vested as of the Grantee's date of death, provided such exercise occurs within six months after the date of Grantee's death, but not later than the end of the stated term of the Option. Unless sooner terminated, the Option shall terminate in its entirety upon the expiration of such six-month period.

         SECTION 4.5 TERMINATION OF EMPLOYMENT BY REASON OF DISABILITY. Unless the Option has earlier terminated pursuant to the provisions of this Agreement, in the event that Grantee ceases, by reason of Disability, to be an employee of the Corporation or an affiliate, (i) the unvested portion of the Option shall terminate immediately and (ii) the outstanding Option may be exercised in whole or in part with respect to the shares of Stock as to which the Option is vested as of the date of Grantee's termination of employment due to Disability at any time within ninety days after the date of such termination, but not later than the end of the stated term of the Option. Unless sooner terminated, the Option shall terminate in its entirety upon the expiration of such ninety-day period.

         For purposes of this Agreement, Disability shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months.

                                    ARTICLE 5

                                DRAG-ALONG RIGHTS

         SECTION 5.1 DRAG-ALONG RIGHTS. If at any time any shareholder of the Corporation or group of shareholders owning a majority or more of the voting capital stock of the Corporation proposes to enter into any transaction involving (i) a sale of more than fifty percent (50%) of the outstanding voting capital stock of the Corporation in a non-public sale or (ii) any merger or consolidation of the Corporation immediately after which a majority of the directors of the surviving entity is not comprised of persons who were directors of the Corporation immediately prior to such transaction or after which persons who hold a majority of the common stock of the surviving entity are not persons who held voting capital stock of the Corporation immediately prior to such transaction, the Grantor or the Corporation may require Grantee to participate in such transaction by giving Grantee written notice thereof at least ten (10) days in advance of the date of the transaction or the date that tender is required, as the case may be. Upon receipt of such notice, Grantee shall sell, assign, tender or transfer the same percentage of the Option to the extent vested as the percentage of the shares of common stock proposed to be sold, assigned, tendered or transferred by the transferring shareholders collectively, upon the same terms and conditions applicable to the transferring shareholders and at a price equal to the difference between the Exercise Price per share under the Option and the price per share of common stock the transferring shareholders will receive pursuant to the terms of the transaction. The provisions of this Section 5.1 shall apply in the event of Grantee's death, to Grantee's executor, personal representative or the person to whom the Option shall have been transferred by will or the laws of descent and distribution, as though such person is Grantee.

                                    ARTICLE 6

                                  MISCELLANEOUS

         SECTION 6.1 NON-GUARANTEE OF EMPLOYMENT. Nothing in the Plan or the Agreement shall be construed as a contract of employment between the Corporation (or an affiliate or Grantor) and Grantee, or as a contractual right of Grantee to continue in the employ of the Corporation or an affiliate, or as a limitation of the right of the Corporation or an affiliate to discharge Grantee at any time.

         SECTION 6.2 NO RIGHTS OF SHAREHOLDER. Grantee shall not have any of the rights of a shareholder with respect to the shares of common stock that may be transferred upon the exercise of the Option until such shares of common stock have been transferred to him upon the due exercise of the Option.

         SECTION 6.3 NON-QUALIFIED NATURE OF AGREEMENT. This Agreement is intended to be an agreement concerning a stock option arrangement which does not qualify under section 422 of the Internal Revenue Code, and this Agreement shall be so construed.

         SECTION 6.4 THE CORPORATION'S RIGHTS. The existence of this Option shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of the Corporation's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         SECTION 6.5 WITHHOLDING OF TAXES. The Corporation or any affiliate shall have the right to deduct from any compensation or any other payment of any kind (including withholding the issuance of shares of stock) due Grantee the amount of any federal, state or local taxes required by law to be withheld as the result of the exercise of the Option. In lieu of such deduction, the Corporation or Grantor may require Grantee to make a cash payment to the Corporation or an affiliate equal to the amount required to be withheld. If Grantee does not make such payment when requested, the Grantor may refuse to instruct the Corporation's Transfer Agent to transfer ownership of the purchased shares until arrangements satisfactory to the Grantor for such payment have been made.

         SECTION 6.6 GRANTEE. Whenever the word "Grantee" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the estate, personal representative or beneficiary to whom this Option may be transferred by will or by the laws of descent and distribution, the word "Grantee" shall be deemed to include such person.

         SECTION 6.7 NONTRANSFERABILITY OF OPTION. The Option shall be nontransferable otherwise than by will or the laws of descent and distribution and during the lifetime of Grantee, the Option may be exercised only by Grantee or, during the period Grantee is under a legal disability, by Grantee's guardian or legal representative. Except as provided above, the Option may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

         SECTION 6.8 ADJUSTMENTS; CORPORATE TRANSACTIONS. In the event of changes in the common stock of the Corporation owned by the Grantor and subject to this Option by reason of any stock dividend, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like, the Grantor shall, in his discretion, make appropriate adjustments to the number, kind and price of shares covered by the Option, and shall, in his discretion and without the consent of the Grantee, make any other adjustments in the Option, including but not limited to reducing the number of shares subject to the Option or providing or mandating alternative settlement methods such as settlement of the Option in cash or in shares of common stock or other securities of the Corporation or of any other entity, or in any other matters which relate to the Option as the Grantor shall, in his sole discretion, determine to be necessary or appropriate.

         The Grantor, in his sole discretion and without consent of the Grantee, may make any modifications to the Option, including but not limited to cancellation, forfeiture, surrender or other termination of the Option in whole or in part regardless of the vested status of the Option, in order to facilitate any business combination that is authorized by the Board of the Corporation to comply with requirements for treatment as a pooling of interests transaction for accounting purposes under generally accepted accounting principles.

         The Grantor is authorized to make, in his discretion and without the consent of the Grantee, adjustments in the terms and conditions of the Option in recognition of unusual or nonrecurring events affecting the Corporation, or the financial statements of the Corporation or any subsidiary or affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Grantor determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Option.

         SECTION 6.9  INVESTMENT REPRESENTATIONS; LEGEND.

         (a) Representations. The Grantee represents, warrants and covenants that:

                  (1) Any shares purchased upon exercise of this Option shall be acquired for the Grantee's account for investment only and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the "Securities Act") or any rule or regulation under the Securities Act, and that he will not distribute the same in violation of any state or federal law or regulation.

                  (2) The Grantee has had such opportunity as he has deemed adequate to obtain from representatives of the Corporation such information as is necessary to permit the Grantee to evaluate the merits and risks of his investment in the Corporation.

                  (3) The Grantee is able to bear the economic risk of holding shares acquired pursuant to the exercise of this Option for an indefinite period.

                  (4) The Grantee understands that (A) the shares acquired pursuant to the exercise of this Option will not be registered under the Securities Act or under the securities laws of any state and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act, and such registration or qualification as may be necessary under the securities laws of any state, or an exemption from registration is then available; (C) in any event, the exemption from registration under Rule 144 will not be available for at least one (1) year from date of exercise and even then will not be available unless a public market then exists for the common stock of the Corporation, adequate information concerning the Corporation is then available to the public and other terms and conditions of Rule 144 are complied with; and (D) there is as of the date of this Agreement no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Corporation and the neither the Grantor nor the Corporation has any obligation or current intention to register any shares acquired pursuant to the exercise of this Option under the Securities Act.

         By making payment upon exercise of this Option, the Grantee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 6.9.

         (b) Legend on Stock Certificates. All stock certificates representing shares of common stock of the Corporation transferred by the Grantor to the Grantee upon exercise of this Option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

                  "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Corporation to the effect that registration under such Act is not required.

                  The shares of stock represented by this certificate are subject to restrictions on transfer, an option to purchase and a market stand-off agreement set forth in a certain Shareholders' Agreement between the Corporation and the registered owner of this certificate (or his predecessor in interest), and no transfer of such shares may be made without compliance with that Agreement. A copy of that Agreement is available for inspection by any shareholder of the Corporation at the office of the Corporation upon appropriate request and without charge."

         SECTION 6.10 RESERVATION OF SHARES. The Grantor will reserve and set apart and have at all times, free from preemptive rights, a number of shares of common stock of the Corporation deliverable upon the exercise of this Option sufficient to enable the Grantor at any time to fulfill all of his obligations hereunder. In the event the Grantor desires to sell or otherwise transfer any portion of these reserved shares to any party other than the Grantee, the Grantor may unilaterally cancel the Option with respect to those shares. If the Grantor cancels the Option (or a part of the Option), then the Grantor shall pay to the Grantee an amount equal to the difference between the aggregate Exercise Price under the Option with respect to the portion of the Option so cancelled and the greater of either (i) the fair market value, as determined in good faith by the Board of Directors of the Corporation, of such shares to be sold or otherwise transferred by the Grantor, or (ii) such other consideration that the Grantor receives upon such sale or transfer.

         SECTION 6.11 NOTICES. All notices and other communications made or given pursuant to the Agreement shall be in writing and shall be sufficiently made or given if hand-delivered or mailed by certified mail, addressed to Grantee at the address contained in the records of the Corporation, or addressed to the Grantor, care of the Corporation or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

         SECTION 6.12 ENTIRE AGREEMENT; MODIFICATION. This Agreement contains the entire agreement between the parties with respect to the subject matter contained herein and may not be modified, except as provided in a written document signed by each of the parties hereto. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of the Agreement shall be void and ineffective for all purposes.

         SECTION 6.13 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, other than the conflict of laws principles thereof.

         SECTION 6.14 HEADINGS. The headings in the Agreement are for reference purposes only and shall not affect the meaning or interpretation of the Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

WITNESS:                                 EDWIN R. ADDISON

/s/ Ted S. Bagheri                       /s / Edwin R. Addison
---------------------------              ------------------------------

WITNESS:                                 ROBERT KAMINSKI

/s/ Ted S. Bagheri                       /s/ John Robert Kaminski
---------------------------              ------------------------------

                                VESTING SCHEDULE

                   (ROBERT KAMINSKI 1/1/98 STOCK OPTION GRANT

                              BY EDWIN R. ADDISON)

--------------- ------------------    ------------- ------------------     ------------ -------------------
                    AGGREGATE                           AGGREGATE                           AGGREGATE
                   PERCENTAGE                          PERCENTAGE                           PERCENTAGE
   VESTING          OF VESTED           VESTING         OF VESTED            VESTING        OF VESTED
     DATE            SHARES               DATE           SHARES               DATE            SHARES
--------------- ------------------    ------------- ------------------     ------------ -------------------
    2/1/98           2.778%              2/1/99          36.111%             2/1/00          69.444%
--------------- ------------------    ------------- ------------------     ------------ -------------------
    3/1/98           5.556%              3/1/99          38.889%             3/1/00          72.222%
--------------- ------------------    ------------- ------------------     ------------ -------------------
    4/1/98           8.333%              4/1/99          41.667%             4/1/00          75.000%
--------------- ------------------    ------------- ------------------     ------------ -------------------
    5/1/98           11.111%             5/1/99          44.444%             5/1/00          77.778%
--------------- ------------------    ------------- ------------------     ------------ -------------------
    6/1/98           13.889%             6/1/99          47.222%             6/1/00          80.556%
--------------- ------------------    ------------- ------------------     ------------ -------------------
    7/1/98           16.667%             7/1/99          50.000%             7/1/00          83.333%
--------------- ------------------    ------------- ------------------     ------------ -------------------
    8/1/98           19.444%             8/1/99          52.778%             8/1/00          86.111%
--------------- ------------------    ------------- ------------------     ------------ -------------------
    9/1/98           22.222%             9/1/99          55.556%             9/1/00          88.889%
--------------- ------------------    ------------- ------------------     ------------ -------------------
   10/1/98           25.000%            10/1/99          58.333%             10/1/00         91.667%
--------------- ------------------    ------------- ------------------     ------------ -------------------
   11/1/98           27.778%            11/1/99          61.111%             11/1/00         94.444%
--------------- ------------------    ------------- ------------------     ------------ -------------------
   12/1/98           30.556%            12/1/99          63.889%             12/1/00         97.222%
--------------- ------------------    ------------- ------------------     ------------ -------------------
    1/1/99           33.333%             1/1/00          66.667%             1/1/01            100%
--------------- ------------------    ------------- ------------------     ------------ -------------------

The number of shares subject to the Option in which the Grantee shall be vested as of a particular vesting date shall be rounded down to the nearest whole share. However, vesting will be rounded up to the nearest whole share with respect to the last vesting date reflected on this Vesting Schedule.

                                 EXERCISE NOTICE

Edwin R. Addison
c/o KnowledgeLink Interactive, Inc.
901 Elkridge Landing Road
Suite 350
Linthicum, Maryland  21090

Mr. Addison:

         I, Robert Kaminski, hereby exercise the Option granted to me on January 1, 1998, by you, Edwin R. Addison (the "Grantor"), and notify you of my desire to purchase ____________ shares of KnowledgeLink Interactive, Inc. (the "Company") common stock at a price of $1.00 per share pursuant to the exercise of said Option. This will confirm my understanding with respect to the shares to be transferred to me by reason of this exercise of the Option (the shares to be transferred pursuant hereto shall be collectively referred to hereinafter as the "Shares") as follows:

                  (a) I am acquiring the Shares for my own account for investment with no present intention of dividing my interest with others or of reselling or otherwise disposing of any of the Shares.

                  (b) The Shares being transferred to me are not registered under the Securities Act of 1933, as amended (the "Act"), in reliance upon one or more exemptions contained in the Act, and such reliance is based in part on the above representation.

                  (c) The certificates for the Shares will bear a legend substantially as follows:

                  "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Corporation to the effect that registration under such Act is not required.

                  The shares of stock represented by this certificate are subject to restrictions on transfer, an option to purchase and a market stand-off agreement set forth in a certain Shareholders' Agreement between the Corporation and the registered owner of this certificate (or his predecessor in interest), and no transfer of such shares may be made without compliance with that Agreement. A copy of that Agreement is available for inspection by any shareholder of the Corporation at the office of the Corporation upon appropriate request and without charge."

Appropriate stop transfer instructions will be issued by the Company and the Grantor to the Company's Transfer Agent.

                  (d) Since the Shares have not been registered under the Act, they must be held indefinitely until an exemption from the registration requirements of the Act is available or they are subsequently registered, in which event the representation in Paragraph (a) hereof shall terminate. As a condition to any transfer of the shares, I understand that the issuer will require an opinion of counsel satisfactory to the issuer to the effect that such transfer does not require registration under the Act or any state securities law.

                  (e) The Company is not obligated to comply with the registration requirements of the Act or with the requirements for an exemption under Regulation A under the Act for my benefit.

                  (f) I am a party to a Shareholders' Agreement with the Company and others, pursuant to which I have agreed to certain restrictions on the transferability of the Shares and other matters relating thereto.

Total Amount Enclosed:  $__________

Date:
     -------------------------------   -----------------------------------
                                       Robert Kaminski

                                       Received by Edwin R. Addison on

                                                                 , 199_
                                       --------------------------

                                       --------------------------------
                                       Edwin R. Addison

                                                                       EXHIBIT A

                         KNOWLEDGELINK INTERACTIVE, INC.

                        OPTIONEE/SHAREHOLDERS' AGREEMENT

         This SHAREHOLDERS' AGREEMENT (this "Agreement"), dated as of ____________, ____, is made by and among KNOWLEDGELINK INTERACTIVE, INC., a Delaware corporation (the "Company"), and the other parties now or hereafter listed on Exhibit A hereto, as the same may be amended from time to time (all Shareholders party to this Agreement shall be individually and collectively referred to as the "Shareholder" or the "Shareholders", as applicable).

                              W I T N E S S E T H:

         WHEREAS, the Shareholders are owners of shares of issued and outstanding common stock of the Company (the "Shares"); and

         WHEREAS, the Company and the Shareholders wish to enter into appropriate agreements among themselves to assure continuity in the ownership and management of the Company and to provide a market for the Shares upon the occurrence of certain events which otherwise could be disruptive for the Company.

         NOW, THEREFORE, in consideration of the foregoing and the premises and the mutual covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                            RESTRICTIONS ON TRANSFER;
                     VOLUNTARY TRANSFER; TRANSFER UPON DEATH

         1.1 RESTRICTIONS ON TRANSFER.

                  (A) IN GENERAL. No Shareholder shall sell, transfer, give, pledge, encumber or otherwise dispose of his Shares without the written consent of the holders of two-thirds of the issued and outstanding Shares, except in accordance with the terms of this Agreement, and any attempted transfer in violation of this Agreement shall be null and void and not recognized for any purpose.

                  (B) LIFETIME TRANSFER. Each of the Shareholders agrees that he will not transfer any Shares now or hereafter owned by him except as hereinafter provided. For purposes of this Agreement, the term "transfer" shall mean any sale, assignment or other disposition, whether or not for value, and any pledge, encumbrance or creation of any other security interest in the Shares.

                  (C) TRANSFER UPON DEATH. Notwithstanding anything herein to the contrary, a Shareholder may transfer any of his Shares by will or the laws of descent and distribution. Any Shares so transferred shall remain subject to this Agreement, and all rights, obligations and provisions for purchase of such Shares hereunder shall remain unaffected by such a transfer.

         1.2      LEGEND ON CERTIFICATES.

         The Shareholders shall cause the following legend to be conspicuously noted upon all certificates representing Shares of the Company now or hereafter owned by each of them:

                  "Transfer of any interest in the securities represented by this certificate is subject to a Shareholders' Agreement dated __________, ____, by and among KnowledgeLink Interactive, Inc., a Delaware corporation, and the Shareholders (as defined therein), and no such transfer may be made without compliance with that Agreement. A copy of that Agreement is available for inspection at the office of the corporation upon appropriate request.

                  The Securities represented by this certificate have not been registered under the Securities Act of 1933 or the applicable securities act of any state but have been issued in reliance upon exemptions from registration contained in said acts. No sale, offer to sell or other transfer of the securities represented by this certificate may be made unless a registration statement under said acts is in effect with respect to the securities, or an exemption from the registration provisions of such acts is then applicable."

An executed copy of this Agreement shall at all times be kept on file at the office of the Company and shall be open for inspection by each Shareholder or any person claiming any right or interest through a Shareholder in any Share which is subject to this Agreement.

                                   ARTICLE II

                                 SHARE TRANSFERS

         2.1 OPTION UPON VOLUNTARY TRANSFER. Except as otherwise provided in
Section 1.1 hereof, any Shareholder who receives a bona fide written offer from a third party to purchase all or any portion of his Shares (an "Offer"), such Shareholder (in this context, a "Transferring Shareholder") shall be obligated, before accepting any such Offer, to first offer such Shares for purchase by the Company as hereinafter provided.

                  (A) NOTICE OF TRANSFER. Prior to accepting any Offer, the Transferring Shareholder shall give written notice (a "Notice of Offer") to the Company stating the date the Notice of Offer is sent to the Company (the "Notice Date"), the number of Shares to be transferred by the Transferring Shareholder pursuant to the Offer (the "Transferable Shares"), the name and address of the proposed transferee, the per-Share price offered by the proposed transferee and the other terms of the Offer.

                  (B) COMPANY'S OPTION TO PURCHASE. The Company shall have the right and option to purchase all or any of the Transferable Shares for the price and upon the other terms hereinafter provided. Such option may be exercised only by giving written notice to the Transferring Shareholder within thirty (30) days after the Notice Date, stating the number of Shares which the Company desires to purchase. Any purchase of Transferable Shares by the Company under this Section
2.1 shall be consummated within ninety (90) days after the Notice Date.

                  (C) SALE TO THIRD PARTY. If the Company fails to purchase all of the Transferable Shares pursuant to subsection (b) of this Section 2.1, then the Transferring Shareholder shall be entitled to sell the unpurchased Shares for the price and upon the terms and conditions set forth in the Notice of Offer, subject to the remaining provisions of this Agreement, including, without limitation, the following:

                           (I) The proposed transferee shall become a party to
this Agreement.

                           (II) If the transfer constitutes a Change of Control
as contemplated by Section 4.1 below, the Transferring Shareholder shall have complied with the requirements of Section 4.1(a).

Notwithstanding anything in this Agreement to the contrary other than the provisions of Section 2.2, the Shareholder shall not be entitled to make a voluntary transfer of his Shares to a third party so long as the Shareholder is employed by or in a service relationship with the Company or any of its affiliates.

                  (D) REOFFER UPON FAILURE TO SELL OR MODIFICATION OF TERMS. If the Transferring Shareholder fails to consummate a sale or transfer to the proposed transferee within ninety (90) days after the Notice Date, or if the proposed transferee modifies the material terms of the offer or makes a new Offer, then no sale or transfer of the Transferable Shares may be made thereafter to the proposed transferee or to any other transferee without again complying in full with the provisions of this Section 2.1.

                  (E) OPINION OF COUNSEL. Notwithstanding the foregoing, the Shareholders also agree that no permitted transfer will occur unless and until a registration statement has been filed for the Shares permitting their transfer under the Securities Act of 1933, as amended, and any applicable state securities laws, or the Company has received an opinion of counsel that an exemption is available and registration is not required under such laws.

         2.2 OPTION UPON INVOLUNTARY TRANSFER. If other than by reason of a Shareholder's death any Shares are transferred by operation of law to any person other than the Company, or if (i) any Shareholder shall be adjudicated as bankrupt or make an assignment for the benefit of creditors; (ii) bankruptcy proceedings in which a Shareholder is alleged to be insolvent or unable to pay his debts as they mature are instituted by or against that Shareholder and that Shareholder consents thereto or admits in writing the material allegations of the petitions filed in those proceedings; (iii) a Shareholder's Shares are attached; (iv) any judgment is obtained in any legal or equitable proceeding against a Shareholder and the sale of his Shares is contemplated or threatened under legal process as a result of that judgment; (v) any execution process is issued against a Shareholder's Shares; or (vi) any other form of legal proceeding or process is instituted by which a Shareholder's Shares may be sold or transferred voluntarily or involuntarily and the same remains undismissed for sixty (60) days, then in each case, such transfer or event shall be deemed to be the giving of a Notice of Offer and the Company shall have the right (but not the obligation), exercisable in accordance with Sections 2.1(b) above, to purchase any or all of that Shareholder's Shares for a Purchase Price equal to the Fair Market Value (determined in accordance with Article V below) of such Shares.

         2.3 PURCHASE PRICE. The purchase price for any Share purchased by the Company under this Article II shall be equal to the lesser of: (a) Fair Market Value per Share (as described in Article V below); and (b) if the proposed transfer is a sale, the per-Share price offered by the proposed purchaser and identified in the Notice of Offer.

                                   ARTICLE III

      PURCHASE OF SHARES UPON DEATH, PERMANENT DISABILITY OR TERMINATION OF
                          EMPLOYMENT OF A SHAREHOLDER

         3.1 OPTION OF COMPANY TO PURCHASE SHARES. Upon: (a) the death or permanent disability of any Shareholder as certified to the Company by the Shareholder's physician or, if such disability is insured by the Company, as determined in accordance with such disability insurance policy, or (b) the termination of such Shareholder's employment by the Company (with or without cause) or by the Shareholder for any reason, the Company shall have the right and option to purchase, and such Shareholder or his personal representative, estate, heirs or legatees, as the case may be, shall have the obligation to sell, any or all of such Shareholder's Shares, which option may be exercised at any time and from time to time by the Company by giving written notice to the Shareholder or personal representative, estate, heirs or legatees, as the case may be, stating the number of Shares to be purchased.

         3.2 PURCHASE PRICE OF SHARES. The purchase price for any Shares sold and purchased pursuant to this Article III shall be equal to their Fair Market Value as determined under Article V of this Agreement. Notwithstanding the immediately preceding sentence, in the event that the Shareholder's employment is terminated by the Company for "cause", the purchase price for any Shares sold and purchased pursuant to this Article III shall be equal to the exercise price per Share tendered to the Company by the Shareholder upon exercise of the option pursuant to which the Shares were acquired. For purposes of this Agreement, if the Shareholder is a party to a written employment agreement with the Company or an affiliate which contains a definition of "cause", "termination for cause" or any other similar term or phrase, whether such Shareholder is terminated for "cause" pursuant to this Article III shall be determined according to the terms of and in a manner consistent with the provisions of such written employment agreement. If the Shareholder is not party to such a written employment agreement with the Company or an affiliate, then for purposes of this Article III, "cause" shall mean willful misconduct in connection with the Shareholder's duties or willful failure to perform his or her responsibilities in the best interests of the Company (including, without limitation, breach by the Shareholder of any provision of any employment, non-disclosure, non-competition or other similar agreement between the Shareholder and the Company). The good faith determination by the Board of Directors of the Company of whether the Shareholder's employment was terminated by the Company for "cause" shall be final and binding for all purposes hereunder.

                                   ARTICLE IV

                            FUNDAMENTAL TRANSACTIONS

         4.1      CHANGE OF CONTROL.

                  (A) Notwithstanding anything contained herein to the contrary, if at any time a shareholder of the Company or group of shareholders (including shareholders not party to this Agreement) owning a majority or more of the voting capital stock proposes to enter into any transaction involving a Change of Control (defined below) that involves the sale, assignment, tender or transfer of voting capital stock, the Company and/or the transferring shareholder(s) may require each Shareholder to participate in such Change of Control transaction by giving such Shareholders written notice thereof at least ten (10) days in advance of the date of the transaction or the date that tender is required, as the case may be. Upon receipt of such notice, each Shareholder shall tender the same proportionate amount of shares owned by him or her as the transferring shareholder(s) propose to sell or tender of the Shares owned by them, at the same price and upon the same terms and conditions applicable to the transferring shareholder(s) in the transaction. In addition, if at any time the Company and/or any shareholder(s) propose to enter into any Change of Control transaction, the Company and/or transferring shareholder(s) may require each Shareholder to vote in favor of such transaction, where approval of the Shareholders is required by law or otherwise sought, by giving all of the Shareholders notice thereof within the time prescribed by law and the Company's Certificate of Incorporation and By-Laws for giving notice of a meeting of Shareholders called for the purpose of approving such transaction. If the Company or transferring shareholder(s) requires such vote, each Shareholder agrees that he or she will, if requested, deliver his or her proxy to the person designated by the Company or such transferring shareholder(s) to vote his or her shares in favor of such Change of Control transaction.

                  (B) For purposes of this Section 4.1, a "Change of Control" shall mean (i) the sale of all or substantially all of the assets of the Company; (ii) the sale of more than fifty percent (50%) of the outstanding common stock of the Company in a non-public sale; (iii) any merger, share exchange, consolidation or other reorganization or business combination of the Company, if immediately after such transaction either (A) persons who were directors of the Company immediately prior to such transaction do not constitute at least a majority of the directors of the surviving entity, or (B) persons who hold a majority of the voting capital stock of the surviving entity are not persons who held a majority of the voting capital stock of the Company immediately prior to such transaction; or (iv) the dissolution or liquidation of the Company.

         4.2 PUBLIC OFFERING. In the event that the Company enters into an underwriting agreement to make an initial public offering of the common stock of the Company, each Shareholder shall become a party to any stand-off or lock-up agreement with respect to his or her Shares as the underwriter may request.

                                    ARTICLE V

                     FAIR MARKET VALUE; INSURANCE PROCEEDS;
                            PAYMENT OF PURCHASE PRICE

         5.1 IN GENERAL. For purposes of this Agreement, the fair market value of Shares (the "Fair Market Value") shall be determined in good faith by the Board of Directors. Fair Market Value shall mean that price at which a willing buyer would pay a willing seller for the Shares, neither being under any compulsion to buy or sell and both having reasonable knowledge of the relevant facts. In making such determination, the Board of Directors may take into account any valuation factors it deems appropriate or advisable in its sole discretion, including, without limitation, profitability, financial position, asset value or other factor relating to the value of the Company, as well as discounts to account for minority interests and lack of marketability.

         5.2 USE OF INSURANCE PROCEEDS. If the Company is required to purchase the Shares of a deceased Shareholder pursuant to Section 3.1, and the Company is the owner and beneficiary of any insurance policy on the life of the deceased Shareholder, the Company may use the total death benefit payable to the beneficiary under such policy to pay the purchase price for such deceased Shareholder's Shares, and the excess, if any, of the insurance proceeds over the purchase price of the Shares shall remain the property of the Company.

         5.3 PAYMENT OF PURCHASE PRICE. In the event that the Company purchases Shares pursuant to this Agreement, an amount equal to at least 25% of the Purchase Price shall be payable by the

Company in cash at settlement of the purchase and sale of the Shares. The balance, if any, of the Purchase Price shall be payable according to the terms of a three-year Promissory Note (the "Note") in such form as the Company may specify from time to time. The Note shall reflect the payment of annual installments of principal and interest, with an interest rate equal to the applicable federal rate for debt instruments of similar term under Section 1274(d)(1) of the Internal Revenue Code of 1986, as amended, which is in effect as of the date the Note is made. The Company shall not be obligated to make any payment due the payee under the Note at a time when the Company does not have sufficient legally available funds to make such payment or when the payment would violate the provisions of a senior debt instrument of the Company.

         5.4 LEGALLY AVAILABLE FUNDS. If, at the time the Company is obligated or elects to purchase Shares from any Shareholder hereunder, the Company does not have funds legally available for the purchase of those Shares, then (a) the Company shall purchase that number of Shares which it legally may purchase, and
(b) the Company shall remain obligated to purchase any remaining Shares at such time or times as it has funds legally available for such purpose.

                                   ARTICLE VI

                                  MISCELLANEOUS

         6.1 TERMINATION.

         This Agreement and all restrictions, obligations and rights hereunder shall terminate upon the successful completion of any firm underwritten public offering of equity securities of the Company or as otherwise determined by the Board of Directors of the Company. The termination of this Agreement for any reason shall not affect any right or remedy existing hereunder before the effective date of its termination.

         6.2 APPLICABLE LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

         6.3 NOTICES.

         Any notice required hereunder or permitted to be given hereunder shall be given in writing and shall be deemed to have been validly given when delivered by hand or deposited with the U.S. Postal Service as first-class mail, postage prepaid, (a) if to the Company, at its then executive office, and (b) if to a Shareholder, at the address of that Shareholder as then shown on the Company's records, or at such other address as such Shareholder may have designated in writing to the Company.

         6.4 BINDING EFFECT.

         This Agreement shall be binding upon and inure to the benefit of the Company, the Shareholders, and their respective transferees, heirs, personal representatives, successors and assigns. None of the Shareholders may assign this Agreement or any of his rights or obligations hereunder. None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any creditor of the Company.

         6.5 ENTIRE AGREEMENT; AMENDMENT.

         This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to the subject matter hereof. This Agreement may not be amended or modified except by a writing executed by all of the parties hereto.

         6.6 SEVERABILITY.

         If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be effected or impaired thereby.

         6.7 ARBITRATION.

         The parties agree that any dispute arising under or in connection with this Agreement shall be resolved by final and binding arbitration conducted in Baltimore, Maryland in accordance with the Commercial Rules of the American Arbitration Association.

         6.8 CAPTIONS.

         Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any provision hereof.

         6.9 COUNTERPARTS.

         This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which when taken together, shall constitute one and the same instrument.

      {REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS.}

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date set forth opposite its or his name.

                                         KNOWLEDGELINK INTERACTIVE, INC.

Date of Execution:                       By:
                  -----------------            ---------------------------------

                                         Name:
                                               ---------------------------------

                                (SEAL)   Title:
                                               ---------------------------------

                                                                          (SEAL)
                                               ---------------------------------
                                               Shareholder

                 [SIGNATURE PAGE FOR ADDITIONAL SHAREHOLDERS --
                        MAY BE DUPLICATED FOR ADDITIONAL
                        SIGNATURES, INCLUDING COUNTERPART
                            SIGNATURES, AS NECESSARY]

IN WITNESS WHEREOF, the parties have executed and delivered, and have agreed to become bound by, the provisions of the Shareholders' Agreement by and among KnowledgeLink Interactive, Inc. and the other parties listed on Exhibit A thereto, as the same may be from time to time amended, modified or supplemented, as of the date indicated below.

Date of Execution:
                   ---------------------       ---------------------------------
                                               Name:

Date of Execution:
                   ---------------------       ---------------------------------
                                               Name:

Date of Execution:
                   ---------------------       ---------------------------------
                                               Name:

Date of Execution:
                   ---------------------       ---------------------------------
                                               Name:

Date of Execution:
                   ---------------------       ---------------------------------
                                               Name:

Date of Execution:
                   ---------------------       ---------------------------------
                                               Name:

Date of Execution:
                   ---------------------       ---------------------------------
                                               Name:

Date of Execution:
                   ---------------------       ---------------------------------
                                               Name:

                                    EXHIBIT A

                                  SHAREHOLDERS

                                      -10-